EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

September 11, 1996
Baltimore, Maryland                                    /s/ ARTHUR ANDERSEN LLP